Bancorp

Bancorp 2 2

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward- looking statements. When used in this and in future filings by 1st Constitution Bancorp (the “Company”) with the Securities and Exchange Commission (the “SEC”), in the Company’s press releases and in oral statements made with the approval of an authorized executive officer of the Company, the words or phrases “will,” “will likely result,” “could,” “anticipates,” “believes,” “continues,” “expects,” “plans,” “will continue,” “is anticipated,” “estimated,” “project” or “outlook” or similar expressions (including confirmations by an authorized executive officer of the Company of any such expressions made by a third party with respect to the Company) are intended to identify forward-looking statements. Readers should not place undue reliance on these forward-looking statements, which are based upon the current beliefs and expectations of the management of the Company. These forward-looking statements are subject to risks and uncertainties and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Factors that may cause actual results to differ from those results expressed or implied, include, but are not limited to, those listed under “Business”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 15, 2019, and in other filings made by the Company with the SEC,such as the overall economy and the interest rate environment; the ability of customers to repay their obligations; the adequacy of the allowance for loan losses; competition; significant changes in accounting, tax or regulatory practices and requirements; certain interest rate risks; risks associated with investments in mortgage-backed securities; risks associated with speculative construction lending; and risks associated with safeguarding information technology systems; the risk that expected cost savings and synergies from the merger of Shore Community Bank with and into 1st Constitution Bank may not be realized; risks associated with the diversion of Company management’s time from ongoing business operations due to integration matters relating to the Shore merger; and the risk that the Company may be unable to retain certain Shore’s customers and employees. Although management has taken certain steps to mitigate any negative effect of the aforementioned items, significant unfavorable changes could severely impact the assumptions used and could havean adverse effect on profitability. The Company undertakes no obligation to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as the result of new information, future events, or otherwise. Bancorp

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• • • • • • • • • • • • • • • • (FCCY) 1st Constitution Bancorp (SHRC) Shore Community Bank US Branches: Current US Branches: Current Bancorp

Market Overview 2019 - 2024 Projected Population Growth • 3.56% 2.76% 2.70% • 2.25% 2.15% 1.54% 1.89% 1.69% • 0.30% • Bergen Mercer Middlesex Monmouth Ocean Somerset NJ Nation P ro jected P o pulatio n Gro wth Franchise Weighted 2019 Percent of 2019 - 2024 Projected Median HH Income Growth Number Deposits State of in Market Franchise County Branches ($000) (1) (%) 115,325 New Jersey 100,667 97,759 Middlesex 6 482,491 37.98 90,068 83,451 82,517 Ocean 5 248,000 19.52 10.0% 68,024 10.1% Monmouth 8 238,165 18.75 8.9% 9.1% 9.5% 63,174 7.2% Somerset 2 179,226 14.11 6.2% Mercer 4 93,274 7.34 8.8% Bergen 1 29,197 2.30 Weighted Average Total 26 1,270,353 100.00 Bergen Mercer Middlesex Monmouth Ocean Somerset NJ Nation State of New Jersey 1,270,353 M edian 2019 HHI Projected Change Bancorp 6

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1st Financial Summary Bancorp 9 9

($ in thousands), except per share data) Year Ended 9/30/2019 12/31/2018 12/31/2017 12/31/2016 12/31/2015 Selected Balance Sheet Data: Total Assets $ 1,342,565 $ 1,177,833 $ 1,079,274 $ 1,038,213 $ 967,991 Total Loans 1,025,031 883,164 789,906 724,808 682,121 Total Investment Securities 209,993 211,794 215,725 230,604 214,683 Total Deposits 1,023,059 950,672 922,006 834,516 786,757 Shareholder Equity 138,527 127,085 111,653 104,801 95,960 Per Share 15.95 14.77 13.81 13.11 12.11 Tangible Equity 126,362 114,827 99,157 91,921 82,676 Per Share 14.55 13.34 12.27 11.50 10.43 Selected Income Statement Data:(1) Net Interest Income $ 34,511 $ 43,432 $ 36,165 $ 33,977 $ 34,687 Provision for Loan Losses 1,050 900 600 (300) 1,100 Non-Interest Income 6,242 7,918 8,240 6,922 6,586 Non-Interest Expense 25,096 34,085 31,006 27,291 27,447 Net Income 10,390 12,048 6,928 (2) 9,285 8,664 Key Performance Measures:(1) GAAP Diluted Earnings per Share $ 1.19 $ 1.40 $ 0.83 $ 1.14 $ 1.07 Net Interest Margin (%) 4.06 4.09 3.81 3.70 3.90 Non-interest Income to Operating Revenue (%) 15.41 15.26 18.14 16.52 15.57 Efficiency Ratio (%) 61.58 65.70 68.25 65.14 64.89 ROAA (%) 1.14 1.06 0.67 0.93 0.89 ROAE (%) 10.52 10.11 6.36 9.21 9.49 Bancorp 10

($ in thousands), except per share data) Quarter Ended 9/30/2019 6/30/2019 9/30/2018 Linked Q ∆ YOY ∆ Selected Balance Sheet Data: Total Assets $ 1,342,565 $ 1,304,294 $ 1,192,482 2.9% 12.6% Total Loans 1,025,031 967,820 881,538 5.9% 16.3% Total Investment Securities 209,993 224,008 222,571 -6.3% -5.7% Total Deposits 1,023,059 1,021,834 941,677 0.1% 8.6% Shareholder Equity 138,527 135,075 123,774 2.6% 11.9% Per Share 15.95 15.62 14.73 2.2% 8.3% Tangible Equity 126,362 122,879 111,480 2.8% 13.3% Per Share 14.55 14.21 12.88 2.4% 13.0% Selected Income Statement Data: Net Interest Income $ 11,622 $ 11,433 $ 11,396 1.7% 2.0% Provision for Loan Losses 350 400 225 -12.5% 55.6% Non-Interest Income 2,206 2,170 2,154 1.7% 2.4% Non-Interest Expense 8,435 8,566 7,894 -1.5% 6.9% Net Income 3,623 3,370 4,011 7.5% -9.7% Key Performance Measures: GAAP Diluted Earnings per Share $ 0.42 $ 0.39 $ 0.46 $ 0.03 $ (0.04) Net Interest Margin (%) 3.91 4.06 4.09 -15 bps -18 bps Non-interest Income to Operating Revenue (%) 15.98 15.82 15.64 16 bps 34 bps Efficiency Ratio (%) 58.67 62.46 59.71 -379 bps -104 bps ROAA (%) 1.14 1.10 1.34 4 bps -20 bps ROAE (%) 10.57 10.22 12.89 35 bps -232 bps Bancorp 11

3 - Year Total Shareholder Return • 80.0 FCCY 48.6%0.0% • 70.0 SNL U.S. Bank $1B-$5B(3) 43.9% – 60.0 50.0 – 40.0 • 30.0 • 20.0 10.0 0.0 -10.0 11/4/16 4/4/17 9/4/17 2/4/18 7/4/18 12/4/18 5/4/19 10/4/19 Valuation Impact 5 - Year Total Shareholder Return 160.0 FCCY 104.6%0.0% 11/6/2019 11/6/2018 11/6/2014 (3) 140.0 SNL U.S. Bank $1B-$5B 77.5% Price: $ 19.20 $ 20.10 $ 9.80 120.0 Market Cap ($M): $ 166.7 $ 168.9 $ 77.1 100.0 52-week Avg. Daily Volume: 9,376 15,030 5,147 80.0 Price/LTM EPS: 12.2x 18.4x 19.5x 60.0 Price/Book Value: 120.3% 136.5% 91.3% 40.0 Price/Tangible Book Value: 136.3% 152.8% 108.8% 20.0 Dividend Yield 1.56% 1.49% 0.00% 0.0 -20.0 11/6/14 11/6/15 11/6/16 11/6/17 11/6/18 11/6/19 Bancorp 12

Total Assets ($000) Total Loans ($000) Loan Portfolio Growth ($000) $1,342,565 $1,177,833 $1,025,031 $1,038,213 $1,079,274 $883,164 $967,991 $789,906 $682,121 $724,808 2015 2016 2017 2018 9/30/2019 2015 2016 2017 2018 9/30/2019 Year Ended Year Ended Total Deposits ($000) Total Equity ($000) $1,023,059 $138,527 $127,085 $922,006 $950,672 $834,516 $111,653 $786,757 $104,801 $95,960 2015 2016 2017 2018 9/30/2019 2015 2016 2017 2018 9/30/2019 Year Ended Year Ended Bancorp 13

Loan Composition (%) Loans to Individuals 2% Residential Real Estate Commercial 6% Business 11% Commercial Yield on Loans (%) Noninterest-bearing Deposits / Deposits (%) Real Estate Construction 41% Loans 15% Mortgage Warehouse 5.38% 5.63% Lines 4.90% 4.77% 4.96% 25% ($ in 000s) % of Loan Composition Balance Total Commercial Real Estate 422,774 41.3% Mortgage Warehouse Lines 252,704 24.7% 2015 2016 2017 2018 9/30/2019 Construction Loans 156,394 15.3% Year Ended YTD Commercial Business 115,400 11.3% Residential Real Estate 55,023 5.4% Loans to Individuals 22,194 2.2% Other Loans 160 0.0% Total Gross Loans 1,024,649 Deferred Loan Costs, Net 382 Total Loans 1,025,031 Bancorp 14

Commerical Portfolio Growth ($M) Commercial Loan Portfolio Growth ($M) (1) $252.7 $149.4 $156.4 $154.2 $189.4 $156.4 $136.4 $216.3 $149.4 $96.0 $216.6 $136.4 $93.7 $388.4 $422.8 $93.7 $96.0 $242.4 $308.9 $509.0 $538.2 $207.3 $401.8 $306.5 $342.0 $99.3 $99.7 $92.9 $120.6 $115.4 2015 2016 2017 2018 9/30/2019 2015 2016 2017 2018 9/30/2019 Year Ended Year Ended CRE + C&I Construction Mortgage Warehouse Lines Comm. Bus. CRE Construction Mortgage Warehouse Loans / Total Loans ($M) 1,025.0 967.8 899.9 881.5 883.2 874.3 789.9 759.8 759.8 747.7 762.6 772.0 776.7 710.2 709.4 724.8 680.9 657.7 676.4 232.9 279.7 264.3 254.2 252.7 245.5 216.6 216.3 204.4 204.2 200.4 193.5 192.7 189.4 182.8 162.7 154.2 142.7 128.2 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q22016Q2 2016Q32016Q3 2016Q4 2017Q12017Q1 2017Q22017Q22017Q32017Q32017Q42017Q42018Q12018Q12018Q22018Q22018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Total Loans Mortgage Warehouse Loans Bancorp 15

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Book Unrealized Fair Fair Value: Available for Sale (%) ($000) Value Gain / (Loss) Value Securities Available for Sale GSE MBS $ 14,177 $ 246 $ 14,423 Bank Trust GSE MBS Corporate Debt 23,246 (130) 23,116 Preferred Other 17.9% 10.7% Municipals 19,162 306 19,468 1.0% GSE Residential CMOs 50,334 129 50,463 Treasuries & Corporate GSEs Debt Treasuries & GSEs 1,998 2 2,000 1.5% 17.1% Bank Trust Preferred 1,491 (102) 1,389 GSE Other 24,268 (43) 24,225 Residential Municipals 14.4% Subtotal $ 134,676 $ 408 $ 135,084 CMOs 37.4% Book Unrealized Fair Fair Value: Held to Maturity (%) ($000) Value Gain / (Loss) Value GSE Other Bank Trust Securities Held to Maturity Residential 3.3% Preferred CMOs 0.9% Municipal $ 30,780 $ 766 $ 31,546 7.3% GSE MBS 35,915 446 36,361 GSE Residential CMOs 5,553 71 5,624 Other 2,499 13 2,512 Municipal Bank Trust Preferred 162 558 720 41.1% Subtotal $ 74,909 $ 1,854 $ 76,763 GSE MBS 47.4% Bancorp 17

NPAs by Type ($M) Asset Quality $7.0 $5.4 $7.1 $9.0 $6.7 $2.5 Valuation Impact $1.0 $1.5 Commerical Portfolio Growth ($M) $0.2 0.72% 0.77% 0.66% 0.52% 0.50% Loan Composition (%) $7.1 $6.0 $6.5 $5.2 $5.3 Market Overview 0.07% 0.06% (0.03%) 0.01% 0.01% 2019 - 2024 Projected Population Growth 2015 2016 2017 2018 9/30/2019 2015 2016 2017 2018 9/30/2019 Year Ended Year Ended 2019 - 2024 Projected Median HH Income Growth Nonaccrual Oreo NCOs / Average Loans (%) NPAs Excl Restructured / Assets (%) Asset Quality Nonaccrual Loans / Total Loans 0.88% 0.90% 0.72% 0.75% 0.51% 2015 2016 2017 2018 9/30/2019 Year Ended Nonaccrual Loans / Total Loans (%) Bancorp 18

Deposit Composition (%) Noninterest-bearing Deposits / Deposits (%) 22.40% 21.31% 21.27% 20.33% 20.47% Non-Interest Savings Bearing Deposits 21.3% 19.2% Time Interest 2015 2016 2017 2018 9/30/2019 Deposits bearing Year Ended 25.9% 33.6% Cost of Interest Bearing Liabilities (%) 1.44% 1.00% ($ in 000s) % of 0.71% 0.75% Deposit Composition Balance Total 0.62% Interest bearing $ 343,684 33.6% Time Deposits 264,986 25.9% Non-Interest Bearing 217,555 21.3% Savings Deposits 196,834 19.2% 2015 2016 2017 2018 9/30/2019 (1) Total Deposits $ 1,023,059 Year Ended Bancorp 19

Tier 1 Common Equity Leverage Ratio (%) 10.72% 10.03% 10.40% 10.19% 10.53% 11.73% 10.80% 10.93% 11.23% 11.45% 2015 2016 2017 2018 9/30/2019 2015 2016 2017 2018 9/30/2019 Year Ended Year Ended Tier 1 Ratio (%) Total Risk-Based Capital Ratio (%) 13.24% 13.17% 12.41% 12.39% 13.08% 12.18% 12.84% 12.80% 12.02% 12.05% 2015 2016 2017 2018 9/30/2019 2015 2016 2017 2018 9/30/2019 Year Ended Year Ended Bancorp 20

Net Interest Income ($000) Noninterest Expense ($000) 43,432 45,863 34,085 33,677 31,006 2,141 36,165 575 34,687 33,977 27,447 27,291 265 30,741 31,944 33,102 2015 2016 2017 2018 9/30/2019 (1) 2015 2016 2017 2018 9/30/2019 (1) Year Ended Year Ended Noninterest Income ($000) Net Income ($000) 7,918 8,240 8,376 14,398 (230) 13,363 (230) 456 6,922 1,573 6,586 (28) 8,664 9,285 8,828 1,712 13,942 188 12,048 6,928 2015 2016 2017 2018 9/30/2019(1) 2015 2016 2017 2018 9/30/2019 (1) Year Ended Year Ended Bancorp 21

Return on Average Assets (%) Return on Average Equity (%) 1.14% 1.06% 10.11% 10.52% 0.89% 0.93% 9.49% 9.21% 0.67% 6.36% 2015 2016 2017 2018 9/30/2019 2015 2016 2017 2018 9/30/2019 Year Ended YTD (1) Year Ended YTD(1) Net Interest Margin (%) Efficiency Ratio (%) 68.25% 4.09% 3.90% 4.06% 65.70% 3.70% 3.81% 64.89% 65.14% 61.58% 2015 2016 2017 2018 9/30/2019 2015 2016 2017 2018 9/30/2019 Year Ended YTD(1) Year Ended YTD Bancorp 22

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Bancorp

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Non-GAAP Reconciliation (1) September 30 Adjusted Net Income ($000s, except per share data) Three months ended Nine months ended September 30, September 30, 2019 2018 2019 2018 Adjusted net income Net income $ 3,623 $ 4,011 $ 10,390 $ 8,735 Adjustments: Merger-related expenses 302 - 575 2,141 Gain from bargain purchase - - - (184) Income tax effect of adjustments (37) - (119) (568) Adjusted net income $ 3,888 $ 4,011 $ 10,846 $ 10,124 Adjusted net income per diluted share Adjusted net income $ 3,888 $ 4,011 $ 10,846 $ 10,124 Diluted shares outstanding 8,722,349 8,678,680 8,698,959 8,565,401 Adjusted net income per diluted share $0.45 $0.46 $1.25 $1.18 Adjusted return on average assets Adjusted net income $ 3,888 $ 4,011 $ 10,846 $ 10,124 Average assets 1,264,298 1,187,522 1,221,410 1,132,045 Adjusted return on average assets 1.22% 1.34% 1.19% 1.20% Adjusted return on average equity Adjusted net income $ 3,888 $ 4,011 $ 10,846 $ 10,124 Average equity 135,975 123,420 132,079 117,484 Return on average equity 11.34% 12.89% 10.98% 11.52% Book value and tangible book value per share Shareholders' equity 138,527 123,774 Less: goodw ill and intangible assets 12,165 12,294 Tangible shareholders' equity 126,362 111,480 Shares outstanding 8,682,401 8,404,292 Book value per share $15.95 $14.73 Tangible book value per share $14.55 $13.26 Bancorp 27

Non-GAAP Reconciliation (1) December 31 Adjusted Net Income ($000s, except per share data) Three months ended Twelve months ended December 31, December 31, 2018 2017 2018 2017 Adjusted net income Net income $ 3,313 $ 574 $ 12,048 $ 6,928 Adjustments: Revaluation of deferred tax assets - 1,712 (28) 1,712 Merger-related expenses - 265 2,141 265 Gain from bargain purchase (46) - (230) - Income tax effect of adjustments - (77) (568) (77) Adjusted net income $ 3,267 $ 2,474 $ 13,363 $ 8,828 Adjusted net income per diluted share Adjusted net income $ 3,267 $ 2,474 $ 13,363 $ 8,828 Diluted shares outstanding 8,680,778 8,340,318 8,593,509 8,312,784 Adjusted net income per diluted share $0.38 $0.30 $1.56 $1.06 Adjusted return on average assets Adjusted net income $ 3,267 $ 2,474 $ 13,363 $ 8,828 Average assets 1,154,752 1,062,232 1,137,768 1,031,796 Adjusted return on average assets 1.13% 0.92% 1.17% 0.86% Adjusted return on average equity Adjusted net income $ 3,267 $ 2,474 $ 13,363 $ 8,828 Average equity 126,749 112,054 119,212 108,925 Return on average equity 10.31% 8.76% 11.21% 8.10% Bancorp 28